Concentration Risks	12 Months Ended
Dec. 31, 2025
CONCENTRATION RISKS [Abstract]
Concentration Risks
23.	CONCENTRATION RISKS
The Sohu Group’s operations are substantially conducted in the Chinese mainland and therefore are subject to Chinese mainland-related political, economic and legal risks. In addition to these risks, the Sohu Group may also have the following concentration risks.
Operation Risk
For the years ended December 31, 2025, 2024 and 2023, there were no revenues from customers that individually represent greater than 10% of the total marketing services revenues.
For the year ended December 31, 2025, revenues from TLBB PC were $306.9 million, accounting for approximately 61% of Changyou’s online game revenues, approximately 60% of Changyou’s total revenues and approximately 53% of the Sohu Group’s total revenues. For the year ended December 31, 2025, revenues from Legacy TLBB Mobile were $41.4 million, accounting for approximately 8% of Changyou’s online game revenues, approximately 8% of Changyou’s total revenues, and approximately 7% of the Sohu Group’s total revenues.
Financial instruments that potentially subject the Sohu Group to concentration risks consist primarily of cash and cash equivalents, short-term investments and long-term time deposits. Cash and cash equivalents and short-term investments in Sohu Group are mainly denominated in RMB and in U.S. dollars. Long-term time deposits are denominated in RMB. The Group may experience economic losses and negative impacts on earnings and equity as a result of fluctuations in the exchange rate between the U.S. dollar and the RMB. Moreover, the Chinese mainland imposes controls on the convertibility of RMB into foreign currencies and, in certain cases, the remittance of currency out of the Chinese mainland. The Group may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency.

Credit Risk
As of December 31, 2025 and 2024, approximately 59% and 58%, respectively, of the Sohu Group’s cash and cash equivalents, short-term investments, and long-term time deposits were held in 15 financial institutions in the Chinese mainland. The remaining cash and cash equivalents, short-term investments and long-term time deposits were held primarily in financial institutions in Hong Kong and Macao.
The Sohu Group holds its cash and bank deposits at financial institutions that are among the largest and most respected in the Chinese mainland and at international financial institutions, with high ratings from internationally-recognized rating agencies. The management chooses these institutions based on their reputations and track records for stability and reported large cash reserves.
As a further means of managing its credit risk, the Sohu Group holds its cash and bank deposits in a number of different financial institutions. As of both December 31, 2025 and December 31, 2024, the Sohu Group held its cash and bank deposits in a number of different financial institutions and held no more than approximately
34
%
of its total cash at any single institution.
Under Chinese mainland law, it is generally required that a commercial bank in the Chinese mainland that holds third party cash deposits protect the depositors’ rights over and interests in their deposited money; banks in the Chinese mainland are subject to a series of risk control regulatory standards; and bank regulatory authorities in the Chinese mainland are empowered to take over the operation and management of any Chinese mainland bank that faces a material credit crisis.
For the credit risk related to accounts receivable, the Sohu Group performs ongoing credit evaluations of its customers and, if necessary, maintains reserves for potential credit losses.